RULE 497 DOCUMENT

On behalf of PIMCO Money Market Portfolio (the “Portfolio”), a series of PIMCO Variable Insurance Trust, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing information in interactive data format. The interactive data files included as exhibits to this filing relate to the prospectus supplements filed with the Securities and Exchange Commission on behalf of the Portfolio pursuant to Rule 497(e) on May 22, 2013 (Accession No. 0001193125-13-231874), which are incorporated by reference into this Rule 497 Document.

EXHIBIT INDEX

Exhibit No.	Description

Ex-101.INS	XBRL Instance Document
Ex-101.SCH	XBRL Taxonomy Extension Schema Document
Ex-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
Ex-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
Ex-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document